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                                                           Execution Counterpart

                                 AMENDMENT NO. 5

               AMENDMENT NO. 5 dated as of April 25, 1996 between TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company"), the Banks (as such term is defined below) party hereto and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"), as agent (the "Agent").

               The Company, certain lenders (the "Banks") and the Agent are party to a Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement"). The Company has requested that the Banks agree, and the Banks party hereto are willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions of this Amendment. Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

               Section 2. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

               A. Certain New Defined Terms. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations:

                      "Atlanta Hawks' shall mean Atlanta Hawks, Ltd., a Georgia limited partnership."

                      "'Acquisition Date' shall mean the date that the Company becomes a Wholly Owned Subsidiary of either Time



                                Amendment No. 5
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        Warner or a Person of which Time Warner is a Wholly Owned Subsidiary."

                      "'Time Warner" shall mean Time Warner Inc., a Delaware corporation."

               B. Definition of Cash Flow. Clause (i) of the first sentence of the definition of "Cash Flow" in Section 1.01 of the Credit Agreement shall be amended to read as follows:

        "(i) Atlanta Hawks shall be deemed to be a Consolidated Subsidiary during such period unless, on the last day of such period, there shall exist a Lien on any of the revenues of Atlanta Hawks and"

               C. Definition of Subsidiary. The definition of "Subsidiary" in
Section 1.01 of the Credit Agreement shall be amended by adding a new sentence at the end thereof reading as follows:

        "Notwithstanding anything to the contrary contained herein (but subject to clause (i) of the first sentence of the definition of "Cash Flow" in
        Section 1.01 hereof), Atlanta Hawks shall not be deemed to be a Subsidiary or a Wholly Owned Subsidiary of the Company."

               D. Funded Debt Ratio. Section 8.13 of the Credit Agreement shall be amended to read as follows:

                      "8.13 Funded Debt Ratio. The Company shall not permit the Funded Debt Ratio to exceed the following respective ratios at any time during the following respective periods:

               Period                                     Ratio
               ------                                     -----





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                                      -3-


        From and including
          the first Delivery Date
          after March 31, 1995
          through but excluding
          the first Delivery Date after
          September 30, 1996                              6.00 to 1.00

        From and including
          the first Delivery Date
          after September 30, 1996
          through but excluding
          the first Delivery Date after
          December 31, 1996                               6.50 to 1.00

        From and including
          the first Delivery Date
          after December 31, 1996
          through but excluding
          the first Delivery Date after
          March 31, 1997                                  6.00 to 1.00


        From and including
          the first Delivery Date
          after March 31, 1997
          through but excluding
          the first Delivery Date after
          September 30, 1997                              5.50 to 1.00

        From and including
          the first Delivery Date
          after September 30, 1997
          through but excluding
          the first Delivery Date after
          March 31, 1998                                  5.00 to 1.00

        From and including
          the first Delivery Date
          after March 31, 1998
          and at all times thereafter                     4.50 to 1.00"



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                                      -4-

               E. Events of Default. Section 9(e) of the Credit Agreement shall be amended to read as follows:

               "(e) Before the Acquisition Date, there shall occur any amendment in the provisions requiring supermajority vote pursuant to Article 12,
        Section 3 of the by-laws of the Company as amended on and through July 21, 1988 or any amendment in the provisions which are subject to special class vote pursuant to Article 5, Section C.4 of the articles of incorporation of the Company as amended on and through August 25, 1987; or"

               Section 3.  Representations and Warranties.  The
Company represents and warrants to the Banks and the Agent that:

               (a) this Amendment has been duly and validly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms; and

               (b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

               Section 4. Conditions To Effectiveness. The amendments to the Credit Agreement set forth in Section hereof shall become effective, as of the date hereof, upon the receipt by the Agent of this Amendment, duly executed and delivered by the Company, the Majority Banks and the Agent.

               Section 5. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further



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                                      -5-


amended, supplemented and otherwise modified and in effect from time to time.

               Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

               Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                       TURNER BROADCASTING SYSTEM, INC.


                                       By /s/ Christian L. Becken
                                         ____________________________
                                         Title: VP & Treasurer







                                Amendment No. 5
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Signature pages for the Banks that are Parties to Amendment No. 5  to  the  1993
TBS Credit Agreement have been omitted.







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